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                                                                   Exhibit 10.18

                   FIRST AMENDMENT OF THE EMPLOYMENT CONTRACT

THIS AGREEMENT made this 17 day of April, 2000

BETWEEN:     CONSOLIDATED WATER CO. LTD. (formerly Cayman Water
             Company Limited), a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O. Box 1114GT, Grand Cayman, B.W.I. (the "Company")

AND:         GREGORY SCOTT McTAGGART of Ocean Club Condominiums, P.O.
             Box 1114GT, Grand Cayman, B.W.I. (the "Vice President")

WHEREAS:

A. The Company and the Vice President entered into an employment contract dated the 19th August, 1998 (the "Employment Contract").

B. The parties are desirous of amending the same in accordance with the terms of this Agreement.

NOW IN CONSIDERATION of the mutual covenants contained herein the parties agree that the Employment Contract shall be amended and/or rectified as follows:

         1. Renumbering existing Clause 4 as 4(A) and adding the following as Clauses 4(B), 4(C), 4(D) and 4(E)

         4(B) Further, commencing in the financial year 2000 and for each year thereafter, subject to any approvals of Government which may be necessary at the time at which the option is exercised, the Vice President shall be granted an option to purchase, at the "Exercise Price", payable in cash in full on the exercise of the option, a number of Ordinary Shares equal to the number of US$ which represents .75% of the net profit of the Company calculated as aforesaid for that financial year.

         4(C) The "Exercise Price" shall be the avenge of the closing market price of the Company's Ordinary shares on each of the first seven trading days in the month of October of that financial year."

         4(D) The options granted pursuant to Clause 4(B) may be exercised by the Vice President at any time after they vest and before the close of the Company's business the day before the third anniversary of the date of the Auditors Report on the Financial Statements for the relevant financial year.





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         4(E)     For the avoidance of doubt, it is hereby agreed that the Vice
                  President shall be entitled to participate in and to receive Redeemable Preference Shares pursuant to his participation in the Employee Share Incentive Plan, in respect of the financial year 1999, during the calendar year 2000 but not thereafter.

2. The parties have acknowledged that the Employment Contract shall remain binding and effective in accordance with its terms except as expressly amended hereby.

THE PARTIES HERETO have set their hands and seals the day and date first above written.


SIGNED AND SEALED in the presence of:
                                     )
                                     )
                                     )
                                     )
                                     )
/s/ Peter D. Ribbins                 )      /s/  J.M. Parker
------------------------------------        ------------------------------------
witness                                     Consolidated Water Co. Ltd.



SIGNED AND SEALED in the presence of:
                                     )
                                     )
                                     )
                                     )
                                     )
/s/ Peter D. Ribbins                 )      /s/ Gregory Scott McTaggart
------------------------------------        ------------------------------------
witness                                     Gregory Scott McTaggart


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